UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 11, 2014
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)

(407) 245-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 under the heading “Termination of the Company’s Poison Pill” is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 8.01 under the heading “Termination of the Company’s Poison Pill” is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 8.01 under the headings “Termination of the Company’s Poison Pill,” “Amendment to the Bylaws to Provide for a Majority Voting Standard for the Election of Directors,” “Approval of Shareholder Settlement and Repeal of Advance Notice Bylaw Amendments,” and “Elimination of Requirement to Constitute an Executive Committee” is incorporated herein by reference.

Item 8.01. Other Events.

On November 11, 2014, the Board of Directors (the “Board”) of Darden Restaurants, Inc. (the “Company”), based on recommendations made by the Nominating and Governance Committee of the Board, approved certain corporate governance initiatives in order to be more responsive to the Company’s shareholders. Below is a summary of the Company’s initial short- and long-term initiatives intended to improve the Company’s corporate governance practices.
In connection with the actions taken by the Board, the Company issued a news release dated November 13, 2014 entitled “Darden Announces Corporate Governance Reforms” and prepared a presentation entitled “Corporate Governance Reforms” which summarizes the decisions described in this report. The news release and presentation are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. Additionally, the Company has posted the presentation on the Events & Presentations page within the Investors section of its website at www.darden.com.
Immediate Improvements to the Company’s Corporate Governance Practices
Effective November 11, 2014, the Board implemented the following corporate governance initiatives:
Termination of the Company’s Poison Pill
The Company entered into Amendment No. 2 (the “Amendment”) to the Rights Agreement, dated as of May 16, 2005, as amended on June 2, 2006 (collectively, including all amendments, the “Rights Agreement”) between the Company and Wells Fargo Bank, National Association, as successor to Wachovia Bank, National Association, as rights agent.
The Amendment accelerated the final expiration date of the Company’s preferred share purchase rights (the “Rights”) issued under the Rights Agreement from May 25, 2015 to November 28, 2014. Accordingly, as of 5:00 p.m. (New York City time) on November 28, 2014, the Rights will expire and the Rights Agreement will terminate.

In connection with the Amendment, the Board also approved a form of Certificate of Amendment to its Articles of Incorporation, as amended (the “Charter”), to be effective upon filing with the Florida Department of State after the expiration of the Rights on November 28, 2014 to delete the authorization for the Company’s Series A Participating Cumulative Preferred Stock.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment. A copy of the Amendment is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.  A copy of the Rights Agreement as originally executed is attached as Exhibit 4 to the Current Report on Form 8-K of the Company filed on May 16, 2005.  A copy of the June 2, 2006 amendment to the Rights Agreement is attached as Exhibit 4 to the Current Report on Form 8-K of the Company filed on June 5, 2006.

The foregoing description of the form of Certificate of Amendment to the Charter is subject to and qualified in its entirety by reference to the form of Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Amendment to the Bylaws to Implement a Majority Voting Standard for the Election of Directors
The Board adopted an amendment to Article II, Section 8 of the Company’s Bylaws, as amended through October 13, 2014 (the “Bylaws”), to (i) change the voting standard for election of directors from a plurality voting standard to a majority voting standard in uncontested elections and a plurality voting standard in contested elections, and (ii) provide that an incumbent director nominee who does not receive a majority of the votes cast at any meeting for the election of directors shall remain on the Board until the Board appoints another director. Prior to the amendment, Article II, Section 8 required the incumbent director to submit his or her resignation upon receiving less than a majority of the votes cast, which the Board had the ability to accept or reject.
The foregoing description of the Bylaws as amended through November 11, 2014 is subject to and qualified in its entirety by reference to the Bylaws as amended through November 11, 2014, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.
Approval of Shareholder Settlement and Repeal of Advance Notice Bylaw Amendments
The Board approved the entry into a Memorandum of Understanding between the Company and Teamsters Local 443 Health Services & Insurance Plan, on its behalf and on behalf of a putative class of shareholders, pursuant to which the parties have agreed to settle the outstanding derivative litigation brought against the Company (the “Settlement”).
In connection with the Settlement, the Company agreed, among other things, to eliminate certain amendments to the Bylaws relating to advance notice provisions that were adopted by the Board on March 19, 2014. Accordingly, the Board adopted the following amendments to Article I, Sections 3, 4, 7, 8, 9 and 10 of the Bylaws:

•
Provided that shareholder meetings may only be adjourned by a majority vote of the shares represented, instead of providing the chairman or a majority vote of the directors with the ability to adjourn shareholder meetings.

•	Annual meeting of shareholders shall only be held in September or October, instead of being held in September, October or any month after September.

•
Deleted the requirement that shareholders proposing director nominations at a meeting of the shareholders continue to hold their shares through the date of the meeting and make certain additional disclosures regarding their interests in the Company or their relationship with the shareholder nominees.

•
Deleted the requirement that shareholder nominees for election to the Board provide information with respect to the nominee’s independence (or lack thereof), complete a written questionnaire with respect to the background and qualification of the nominee and provide a written representation and agreement with respect to the nominee’s entry into voting commitments.

The foregoing description of the Bylaws as amended through November 11, 2014 is subject to and qualified in its entirety by reference to the Bylaws as amended through November 11, 2014, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.
Approval of Anti-Hedging and Anti-Pledging Policy
The Board adopted an amendment to the Company’s Insider Trading Policy (the “Insider Trading Policy”) to, among other things, prohibit executive officers, directors and employees from engaging in hedging transactions or pledging the Company’s securities as collateral for loans.
Enhancing Political Contributions and Lobbying Report
The Board adopted an amendment to the Company’s policy on Civic Engagement and Disclosure of Political and Advocacy Expenditures (formerly Political Engagement and Disclosure) to, among other things, provide additional disclosure of payments made to trade associations used for political purposes and “social welfare” organizations under section 501(c)(4) of the Internal Revenue Code that engage in political activities, and require disclosure of the Company’s lobbying policy and payments made for direct or indirect lobbying.

Changes to Shareholder Communication and Interaction
The Board adopted an amendment to the Policy Statement on Dissemination of Company Information (the “Policy Statement”) to list the Chairman of the Board as an Authorized Spokesperson for the Company and make other changes to bring the Policy Statement in line with best practices. In addition, the Board adopted an amendment to the Shareholder Communication Procedures (formerly Lead Director and Shareholder Communications Procedures) to, among other things, change the contact for shareholders from the Lead Director to the Independent Chairman.
Director Compensation
The Board, upon the recommendation of the Nominating and Governance Committee and the Company’s independent compensation consultant, approved and set the compensation for the directors as follows:

•	An annual cash retainer of $75,000, paid in quarterly installments, in arrears;

•	An annual retainer for the Chairs of the Audit, Finance and Real Estate, Compensation, and Nominating and Governance Committees of $30,000, $30,000, $20,000 and $15,000, respectively;

•	An annual retainer for the members of the Audit, Finance and Real Estate, Compensation, and Nominating and Governance Committees of $15,000, $15,000, $10,000 and $7,500, respectively;

•
An annual equity grant of common shares, which will be paid 75% in the form of restricted stock units (“RSUs”) and 25% in the form of stock options and will have a fair market value of $120,000 at the date of grant; and

•	An initial equity grant upon election to the Board, which will be paid 75% in RSUs and 25% in stock options, valued at $35,000.

Jeffrey C. Smith and Peter A. Feld waived any fees that they would receive in excess to those paid to the lowest paid director. William S. Simon will not be receiving the initial election equity grant, as he is not a newly elected director.
The annual cash retainers are due and paid quarterly, unless the director elects to defer the payment. Directors may elect to receive, in lieu of their cash compensation, RSUs to be of equal value to the foregone cash fees. If the director chooses to defer payment by receiving RSUs, he or she will receive dividends on such RSUs.
Each of our directors is required to own the Company’s common shares with a value of at least five times the annual cash retainer, with a mandatory hold on all shares until the ownership guideline is achieved. However, the directors may sell enough shares to pay taxes in connection with their awards, even if the ownership guideline has not yet been achieved. The directors will have five years from joining the Board to be in compliance with the stock ownership guidelines.
The Nominating and Governance Committee will annually review the director compensation program with the assistance of the Company’s independent compensation consultant.
Elimination of Requirement to Constitute an Executive Committee
The Board adopted an amendment to Article II, Sections 10 and 11 and Article III, Sections 2 and 6 of the Bylaws to eliminate the requirement that the Board shall designate an Executive Committee of the Board.
The foregoing description of the Bylaws as amended through November 11, 2014 is subject to and qualified in its entirety by reference to the Bylaws as amended through November 11, 2014, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.
Amendment to Corporate Governance Guidelines to Enhance Duties of Lead Director and Independent Chairman
The Board adopted an amendment to the Corporate Governance Guidelines of the Company (the “Corporate Governance Guidelines”) to, among other things, (i) list the authority to call the meetings of independent directors as a duty of the Lead Director and (ii) provide that the independent Chairman shall have all of the duties of the Lead Director as listed in the Corporate Governance Guidelines.

Commitment to Seek Shareholder Approval of Additional Corporate Governance Initiatives
In addition to the corporate governance initiatives that were implemented effective November 11, 2014, on the same day, the Board has committed to seek shareholder approval of the following initiatives at the 2015 annual meeting of shareholders (the “2015 Annual Meeting”):
Allow Shareholders to Call a Special Meeting at 10% Threshold
The Board approved a proposed amendment to Article XI of the Charter which, if approved by the requisite vote of shareholders, would provide that holders of not less than 10% of all the votes entitled to be cast may call a special meeting of shareholders, instead of requiring a voting threshold of 50% of all of the votes entitled to be cast. The Board has directed that a proposal to amend Article XI be submitted to the Company’s shareholders at the 2015 Annual Meeting and recommends that the Company’s shareholders approve such proposal.
Obtain Shareholder Ratification of Exclusive Forum Selection Provision in Bylaws.
On March 19, 2014, the Board approved an amendment to Article VI, Section 7 of the Bylaws to designate Orange County, Florida, as the exclusive forum for certain shareholder litigation such as derivative claims, breach of fiduciary duty claims, claims pursuant to the Florida Business Corporation Act or the Charter or Bylaws and claims governed by the internal affairs doctrine (the “Exclusive Forum Amendment”). The Board has directed that a proposal to approve the Exclusive Forum Amendment be submitted to the Company’s shareholders at the 2015 Annual Meeting and recommends that the shareholders approve such proposal.
Eliminate Supermajority Voting Standards for Certain Charter Amendments
The Board approved a proposed amendment to Article XIII of the Charter which, if approved by the requisite vote of shareholders, would replace the supermajority voting requirement for any actions of shareholders to amend provisions of the Charter with a simple majority of the votes cast to the extent permitted under Florida law. The Board has directed that a proposal to amend Article XIII be submitted to the Company’s shareholders at the 2015 Annual Meeting and recommends that the Company’s shareholders approve such proposal.
Eliminate Supermajority Voting Standard For the Removal of Directors by Shareholders for Cause.
The Board approved a proposed amendment to Article X of the Charter which, if approved by the requisite vote of shareholders, would replace the supermajority voting requirement for the ability of shareholders to remove directors of cause with a simple majority of the votes cast to the extent permitted under Florida law. The Board has directed that a proposal to amend Article X be submitted to the Company’s shareholders at the 2015 Annual Meeting and recommends that the Company’s shareholders approve such proposal.
Eliminate Supermajority Vote for Certain Business Combinations with Interested Shareholders/ Fair Price Provision
The Board approved a proposed amendment to Article IV and Article VIII, Section 3 of the Charter which, if approved by the requisite vote of shareholders, would delete the provision on business combinations with interested shareholders from the Charter and, instead, leaving only the requirements of Section 607.0901 of the Florida Business Corporation Act to apply. The Board has directed that a proposal to amend Article IV and Article VIII, Section 3 be submitted to the Company’s shareholders at the 2015 Annual Meeting and recommends that the Company’s shareholders approve such proposal.

Information About Forward-Looking Statements
This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date except as required by law. We wish to caution investors not to place undue reliance on any such forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements. The most significant of these uncertainties are described from time to time in Darden's Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports).

Important Additional Information
The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2015 annual meeting of shareholders (“Annual Meeting”). The Company intends to file a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Annual Meeting. Information regarding the names and interests of such participants in the Company’s proxy solicitation will be included in the applicable proxy statement. These documents are available free of charge at the SEC’s website at www.sec.gov.
The Company will be distributing a definitive proxy statement to the shareholders entitled to vote at the Annual Meeting. WE URGE INVESTORS TO READ ANY PROXY STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of any proxy statement and any other documents filed by the Company with the SEC in connection with the possible proxy solicitations at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at http://investor.darden.com/investors/investor-relations/default.aspx.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
3.1	Form of Certificate of Amendment, dated _______________, 2014
3.2	Bylaws, as amended through November 11, 2014
4.1	Amendment No. 2 to the Rights Agreement, dated as of November 11, 2014, between Darden Restaurants, Inc. and Wells Fargo Bank, National Association, as Rights Agent
99.1	News release dated November 13, 2014 entitled “Darden Announces Corporate Governance Reforms”
99.2	Presentation dated November 2014 entitled “Corporate Governance Reforms”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

	By:	/s/ Anthony G. Morrow
Anthony G. Morrow
Date: November 13, 2014		Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Form of Certificate of Amendment, dated _______________, 2014
3.2	Bylaws, as amended through November 11, 2014
4.1	Amendment No. 2 to the Rights Agreement, dated as of November 11, 2014, between Darden Restaurants, Inc. and Wells Fargo Bank, National Association, as Rights Agent
99.1	News release dated November 13, 2014 entitled “Darden Announces Corporate Governance Reforms”
99.2	Presentation dated November 2014 entitled “Corporate Governance Reforms”